Exhibit 23.2
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------





To Greater Community Bancorp:

As independent public accountants, we hereby consent to the use of our report dated January 16, 1996 and to all references to our Firm included in or made a part of this Registration Statement on Form S-2.


                                                     /s/Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 8, 1997